Exhibit 10.3

Execution Version

Reference is made to the Intercreditor Agreement, dated as of June 10, 2015, between Royal Bank of Canada, as Priority Lien Agent (as defined therein), and U.S. Bank National Association, as Second Lien Collateral Trustee (as defined therein) and acknowledged and agreed by SandRidge Energy, Inc. and certain of its subsidiaries (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”).  Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the Second Lien Collateral Trustee (as defined in the Intercreditor Agreement) on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement).  In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

SECURITY AGREEMENT

dated as of June 10, 2015

from

the Grantors referred to herein,

to

U.S. Bank National Association,
as Collateral Trustee

Schedules and Exhibits

Schedule I	Location, Type of Organization, Jurisdiction of Organization and Organizational Identification Number; Changes Within Last Five Years
Schedule II	Pledged Equity

Exhibit A	Form of Security Agreement Supplement

i

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”) dated as of June 10, 2015 made by SANDRIDGE ENERGY, INC., a Delaware corporation (the “Company”), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 18) (the Company, the Persons so listed and the Additional Grantors being collectively the “Grantors”), to U.S. BANK NATIONAL ASSOCIATION, as collateral trustee (the “Collateral Trustee”) for the Secured Parties (as hereinafter defined)).

PRELIMINARY STATEMENTS

(1)                                 The Grantors have entered into (i) that certain Indenture, dated as of June 10, 2015 (as amended, supplemented, or otherwise modified from time to time, the “Indenture”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (together with its successors in such capacity, the “Trustee”), on behalf of the holders (the “Holders”) of the Notes (as defined below) pursuant to which the Company is issuing $1,250,000,000 in aggregate principal amount of its 8.75% Senior Secured Notes due 2020 (the “Notes”) and (ii) that certain Collateral Trust Agreement, dated as of June 10, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Collateral Trust Agreement”; capitalized terms defined therein and not otherwise defined herein or in the Indenture being used herein as therein defined) by and among the Company, the guarantors party thereto and U.S. Bank National Association, as Trustee and as Collateral Trustee.

(2)                                 Each Grantor (other than the Company) has jointly and severally guaranteed on a senior secured basis the payment when due of all Secured Obligations (as hereinafter defined) owed to the Holders under the Indenture in accordance with the Collateral Trust Agreement.

(3)                                 The Grantors are entering into this Agreement in order to grant to the Collateral Trustee for the ratable benefit of (a) the Collateral Trustee, (b) the Holders as the initial Parity Lien Secured Parties (as defined in the Collateral Trust Agreement) hereunder and (c) all other Parity Lien Secured Parties from time to time pursuant to the Collateral Trust Agreement ((a), (b) and (c), collectively, the “Secured Parties”) a security interest in the Collateral (as hereinafter defined) to secure the payment and performance in full when due of the Parity Lien Obligations (as defined in the Collateral Trust Agreement).

(4)                                 Each Grantor is the owner of the shares of stock or other equity interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Schedule II hereto and issued by the Persons named therein.

(5)                                 Each Grantor will derive substantial direct and indirect benefit from the execution, delivery and performance of their Notes Obligations under the Indenture, the Notes and the other Note Documents and their other Parity Lien Obligations under the other Parity Lien Documents (as defined in the Collateral Trust Agreement) from time to time, and each is, therefore, willing to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce the Holders to purchase the Notes and in order to induce the other Parity Lien Secured Parties from time to time to make extensions of credit pursuant to the other Parity Lien Documents from time to time, each Grantor agrees with the Collateral Trustee for the ratable benefit of the Secured Parties as follows:

Section 1.                                           Terms Generally.

(a)                                 Unless otherwise defined in this Agreement, the Indenture, or the Collateral Trust Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “Federal Book Entry Regulations” means (a) the federal regulations contained in Subpart B (“Treasury/Reserve Automated Debt Entry System (TRADES)”) governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D (“Additional Provisions”) of 31 C.F.R. Part 357, 31 C.F.R. § 357.2, § 357.10 through § 357.14 and § 357.41 through § 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

(b)                                 The following terms shall have the following meanings:

“Collateral Trust Agreement” has the meaning set forth in the preliminary statements hereto.

“Discharge of Priority Lien Obligations” has the meaning set forth in the Intercreditor Agreement.

“Intercreditor Agreement” has the meaning set forth in the legend appearing on the first page of this Agreement above the preamble.

“Priority Lien Documents” has the meaning set forth in the Intercreditor Agreement.

“Priority Lien Representative” has the meaning set forth in the Intercreditor Agreement.

“Required Parity Lien Debtholders” has the meaning set forth in the Collateral Trust Agreement.

Section 2.                                           Grant of Security.  Each Grantor grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)                                 all Equipment;

(b)                                 all Inventory:

(c)                                  all Accounts, Chattel Paper (including tangible chattel paper and electronic chattel paper), Instruments (including promissory notes), Securities Accounts, General Intangibles (including payment intangibles, hedging agreements and rights as administrative agent or other agent under any loan agreements relating to Pledged Debt (as defined below)) and all Supporting Obligations (any and all of such Accounts, Chattel Paper, Instruments, General Intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the “Receivables”, and any and all such Supporting Obligations, Security Documents, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(d)                                 the following (the “Security Collateral”):

(i)                                     the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(ii)                                  all additional shares of stock and other equity interests in Restricted Subsidiaries, from time to time acquired by such Grantor in any manner (such shares and other equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto;

(iii)                               all Indebtedness from time to time owed to such Grantor (such Indebtedness, the “Pledged Debt”) and the instruments, if any, evidencing such Indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness; and

(iv)                              all other Investment Property (including all (A) Securities, whether Certificated Securities or Uncertificated Securities, (B) Security Entitlements, (C) Securities Accounts, (D) Commodity Contracts and (E) Commodity Accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

(e)                                  all Deposit Accounts;

(f)                                   all intellectual property:

(g)                                  all Documents (other than title documents with respect to vessels or vehicles);

(h)                                 all books and records (including customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

(i)                                     all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral (including proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (a) through (g) of this Section 2 and this clause (i)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including all Commercial Tort Claims and (C) cash;

provided that the following property is excluded from the foregoing security interests and shall not constitute “Collateral”: (A) voting equity interests in any Person that is a controlled foreign corporation under Section 957 of the Internal Revenue Code of 1986 (a “CFC”), to the extent (but only to the extent)

required to prevent the Collateral from including more than 66% of all voting equity interests in such CFC, (B) Equipment leased by a Grantor under a lease or otherwise financed pursuant to a purchase-money financing arrangement that prohibits the granting of a Lien on such Equipment, (C) any general intangible, investment property or other rights arising under any contract, instrument, license or other document or under any law, regulation, permit, order or decree of any governmental authority if (but only to the extent that) the grant of a security interest therein would constitute a violation of a legally effective restriction in respect of such general intangible, investment property or other rights in favor of a third party, unless and until all required consents shall have been obtained (for the avoidance of doubt, the restrictions described herein are not negative pledge or similar undertakings in favor of a lender or other financial counterparty), (D) equity interests in Cholla Pipeline, LP, Integra Energy, L.L.C. and Sagebrush Pipeline, LLC unless and until any requisite consent of other holders of equity interests therein are obtained, (E) to the extent that (and only to the extent that) the grant of a security interest therein would constitute a material violation of applicable law, any other property (any and all such excluded property being the “Excluded Property”) and (F) any assets or property that is provided to issuers of letters of credit pursuant to the Priority Lien Documents rather than generally to the holders of Priority Lien Obligations or to the Priority Lien Collateral Agent for the benefit of the holders of the Priority Lien Obligations as a whole.  Notwithstanding anything to the contrary herein, none of the covenants or representations and warranties herein shall apply or be deemed to apply to any assets or property constituting Excluded Property. Each Grantor shall, if requested to do so by the Collateral Trustee in its sole discretion or at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Collateral Trustee reasonably determines to be material.

Section 3.                                           Security for Notes Obligations.  This Agreement secures, in the case of each Grantor, the payment of all Parity Lien Obligations of any Grantor (all such Parity Lien Obligations being the “Secured Obligations”).

Section 4.                                           Grantors Remain Liable.  Anything herein to the contrary notwithstanding:

(a)                                 each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(b)                                 the exercise by the Collateral Trustee of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

(c)                                  no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Parity Lien Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 5.                                           Delivery and Control of Security Collateral.  (a)  Subject to Section 5(i) below and the Intercreditor Agreement, all certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee.  Subject to the Intercreditor Agreement, the Collateral Trustee shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Trustee or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 11(a).  In addition, subject to the Intercreditor Agreement, the Collateral Trustee shall have the right, upon the occurrence and during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b)                                 Subject to Section 5(i) below and the Intercreditor Agreement, with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either:

(i)                                     to register the Collateral Trustee as the registered owner of such security or

(ii)                                  to agree in an authenticated record with such Grantor and the Collateral Trustee that such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Trustee.

With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Trustee in its sole discretion or at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder. Each Grantor that is the issuer of any Security Collateral or Pledged Equity belonging to another Grantor acknowledges the security interest granted hereunder in such Security Collateral and will take the actions described above in this subsection (b).

(c)                                  Subject to Section 5(i) below and the Intercreditor Agreement, with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Trustee is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either:

(i)                                     to identify in its records the Collateral Trustee as the entitlement holder of such security entitlement against such securities intermediary or

(ii)                                  to agree in an authenticated record with such Grantor and the Collateral Trustee that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Trustee without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Trustee (such agreements together being the “Securities Account Control Agreements”).

(d)                                 Subject to Section 5(i) below and the Intercreditor Agreement, no Grantor will add any securities intermediary that maintains a Securities Account for such Grantor or open any new securities account with any then-existing securities intermediary unless:

(i)                                     the Collateral Trustee shall have received at least 10 days’ prior written notice of such securities intermediary or such new Securities Account, and

(ii)                                  the Collateral Trustee shall have received, in the case of a securities intermediary that is not the Collateral Trustee, a Securities Account Control Agreement authenticated by such new securities intermediary and such Grantor, or a supplement to an existing Securities Account Control Agreement with such then-existing securities intermediary, covering such new Securities Account.

No Grantor shall terminate any securities intermediary or terminate any Securities Account, except that a Grantor may terminate a Securities Account, and terminate a securities intermediary with respect to such Securities Account if it gives the Collateral Trustee at least 10 days’ prior written notice of such termination.

(e)                                  Subject to Section 5(i) below and the Intercreditor Agreement, upon any termination by a Grantor of any Securities Account or any securities intermediary with respect thereto, such Grantor will immediately:

(i)                                     transfer all property held in such terminated Securities Account to another Securities Account, and

(ii)                                  notify all Obligors that were making payments to such Securities Account to make all future payments to another Securities Account, in each case so that the Collateral Trustee shall have a continuously perfected security interest in such funds and property.

(f)                                   So long as no Event of Default shall have occurred and be continuing, each Grantor shall have sole right to direct the disposition of funds with respect to each of its Securities Accounts.

(g)                                  Subject to the Intercreditor Agreement, the Collateral Trustee may transfer, direct the transfer of, or sell property credited to any Securities Account to satisfy the Grantor’s obligations under the Parity Lien Documents if an Event of Default shall have occurred and be continuing.

(h)                                 Subject to the Intercreditor Agreement, upon the request of the Collateral Trustee upon the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

(i)                                     Clauses (a) through (e) above shall not be applicable to any Collateral except Pledged Equity constituting certificated securities prior to the occurrence of an Event of Default.

Section 6.                                           Maintaining Deposit and Securities Accounts.  Subject to the Intercreditor Agreement, only upon the occurrence and during the continuance of an Event of Default,

(a)                                 Each Grantor will maintain all Deposit Accounts and Securities Accounts only with the Collateral Trustee (or prior to the Discharge of Priority Lien Obligations, with the applicable Priority Lien Representative to be held by such Priority Lien Representative, as gratuitous bailee for perfection for the Collateral Trustee in accordance with the terms of the Intercreditor Agreement and Section 27 hereof, with references in this Section 6 to the Collateral Trustee being deemed to refer to such Priority Lien Representative in such capacity in accordance with the Intercreditor Agreement) or with banks (the “Pledged Account Banks”) that have agreed, in a record authenticated by the Grantor, the Collateral Trustee and the Pledged Account Banks, to:

(i)                                     comply with instructions originated by the Collateral Trustee directing the disposition of funds in the Deposit Accounts and Securities Accounts without the further consent of the Grantor and

(ii)                                  waive or subordinate in favor of the Collateral Trustee all claims of the Pledged Account Banks (including claims by way of a security interest, lien or right of setoff or right of recoupment) to the Deposit Accounts and Securities Accounts, which authenticated record shall be in form and substance reasonably satisfactory to, and as negotiated in good faith by, the Collateral Trustee

(such agreements together being the “Account Control Agreements”), provided that each Grantor shall promptly (but in any case within 30 days) provide any such Account Control Agreement following the occurrence of an Event of Default.

(b)                                 Each Grantor will promptly instruct each Person obligated at any time to make any payment to such Grantor for any reason (an “Obligor”) to make such payment to a Deposit Account.

(c)                                  Except for any Deposit Account holding Cash Collateral (as defined in the Senior Credit Facility), no Grantor will add any bank that maintains a Deposit Account for such Grantor or open any new deposit account with any then-existing Pledged Account Bank unless:

(i)                                     the Collateral Trustee shall have received at least 10 days’ prior written notice of such additional bank or such new Deposit Account, and

(ii)                                  the Collateral Trustee shall have received, in the case of a bank or Pledged Account Bank that is not the Collateral Trustee, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new Deposit Account.

No Grantor shall terminate any bank as a Pledged Account Bank or terminate any Deposit Accounts or Securities Accounts, except that a Grantor may terminate a Deposit Account, and terminate a bank as a Pledged Account Bank with respect to such Deposit Account if it gives the Collateral Trustee at least 10 days’ prior written notice of such termination.

(d)                                 Upon any termination by a Grantor of any Deposit Account or any Pledged Account Bank with respect thereto, such Grantor will immediately:

(i)                                     transfer all funds held in such terminated Deposit Account to another Deposit Account, and

(ii)                                  notify all Obligors that were making payments to such Deposit Account to make all future payments to another Deposit Account, in each case so that the Collateral Trustee shall have a continuously perfected security interest in such funds and property.

(e)                                  So long as no Event of Default shall have occurred and be continuing, each Grantor shall have sole right to direct the disposition of funds with respect to each of its Deposit Accounts.

(f)                                   Subject to the Intercreditor Agreement, the Collateral Trustee may, at any time and without notice to, or consent from, a Grantor, transfer, or direct the transfer of, funds from the Deposit Accounts and Securities Accounts to satisfy the Grantor’s obligations under the Parity Lien Documents if an Event of Default shall have occurred and be continuing.

(g)                                  Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default, the Collateral Trustee shall be authorized to send to each Pledged Account Bank a Notice of Exclusive Control as defined in and under any Account Control Agreement.

Section 7.                                           Representations and Warranties.  Each Grantor represents and warrants as of the Issue Date follows:

(a)                                 Such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I. Such Grantor is located (within the meaning of Section 9-307 of the UCC), is the type of organization and is organized in the state or jurisdiction set forth in Schedule I. The information set forth in Schedule I with respect to such Grantor is true and accurate in all respects. Such Grantor has not, within the prior five years, changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I except as disclosed in Schedule I.

(b)                                 To the extent required by the terms hereof, all Security Collateral consisting of certificated securities has been delivered into the control of the Collateral Trustee.

(c)                                  Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or as permitted under the Indenture. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Trustee relating to the Note Documents or as otherwise permitted under the Indenture.

(d)                                 With respect to the Pledged Equity that is an uncertificated security, such Grantor has caused, to the extent required by the terms hereof, the issuer thereof either:

(i)                                     to register the Collateral Trustee as the registered owner of such security or

(ii)                                  to agree in an authenticated record with such Grantor and the Collateral Trustee that such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Grantor.

If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest.

(e)                                  The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity of the issuers thereof indicated on Schedule II.

(f)                                   (i) To the extent required by the terms hereof, all filings and other actions (including (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and (B) actions necessary to perfect the Collateral Trustee’s security interest with respect to Collateral evidenced by a certificate of ownership) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and (ii) this Agreement creates in favor of the Collateral Trustee for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected second priority security interest in the Collateral of such Grantor (subject to Permitted Collateral Liens), securing the payment of the Secured Obligations except as otherwise expressly contemplated hereby.

Section 8.                                           Further Assurances.  (a)  From time to time, at the expense of such Grantor, subject to the Intercreditor Agreement, each Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Trustee may reasonably request or as it may request at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any

Collateral of such Grantor. Without limiting the generality of the foregoing, subject to the Intercreditor Agreement, each Grantor will promptly with respect to Collateral of such Grantor:

(i)                                     upon the occurrence and during the continuance of an Event of Default, mark conspicuously each document included in Inventory, each Chattel Paper included in Receivables, each Related Contract, and, at the reasonable request of the Collateral Trustee or as it may request at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Trustee, indicating that such document, Chattel Paper, Related Contract or Collateral is subject to the security interest granted hereby;

(ii)                                  execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Trustee may reasonably request or as it may request at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder;

(iii)                               [reserved];

(iv)                              upon the occurrence and during the continuance of an Event of Default, upon the acquisition of any electronic Chattel Paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-105, 9-106 and 9-107 of the UCC by any Grantor, the Company shall promptly notify the Collateral Trustee of such acquisition, and upon the reasonable request of the Collateral Trustee or as it may request at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, take all action necessary or desirable to ensure that the Collateral Trustee has control of such Collateral consisting of electronic Chattel Paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-105, 9-106 and 9-107 of the UCC;

(v)                                 upon the occurrence and during the continuance of an Event of Default, at the reasonable request of the Collateral Trustee or as it may request at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, subject to the Intercreditor Agreement, take all action to ensure that the Collateral Trustee’s security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; and

(vi)                              deliver to the Collateral Trustee evidence that all other action that the Collateral Trustee may deem reasonably necessary or desirable or as it may request at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

(b)                                 Each Grantor authorizes the Collateral Trustee to file one or more financing or continuation statements, and amendments thereto, including one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Trustee to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c)                                  Each Grantor will furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Trustee may reasonably request or as it may request at the direction of the Required Parity Lien Debtholders pursuant to the Collateral Trust Agreement, all in reasonable detail.

Section 9.                                           Collections on Receivables and Related Contracts.  Except as otherwise provided in this Section 9, each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under Receivables and Related Contracts. In connection with such collections, such Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of the Receivables and Related Contracts; provided, subject to the Intercreditor Agreement, that the Collateral Trustee shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables and Related Contracts of the assignment of such Receivables and Related Contracts to the Collateral Trustee and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Trustee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including those set forth set forth in Section 9-607 of the UCC.

Section 10.                                    As to Intellectual Property.  (a)  Subject to Section 10(c) below, with respect to its intellectual property, each Grantor will execute or otherwise authenticate an intellectual property security agreement, in a form and substance satisfactory to the Collateral Trustee, for recording the security interest granted hereunder to the Collateral Trustee in such intellectual property with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such intellectual property.

(b)                                 Subject to Section 10(c) below, should any Grantor obtain an ownership interest in any item of the type set forth in Section 2(f) that is not on the date hereof a part of the intellectual property:

(i)                                     this Agreement shall automatically apply thereto, and

(ii)                                  any such item and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the intellectual property subject to this Agreement.

(c)                                  This Section 10 shall only be applicable upon the occurrence and during the continuance of an Event of Default.

Each Grantor shall give prompt written notice to the Collateral Trustee identifying such items, and such Grantor shall execute and deliver to the Collateral Trustee with such written notice, or otherwise authenticate, an intellectual property security agreement supplement in form and substance satisfactory to the Collateral Trustee covering such items, which supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such items.

Section 11.                                    Voting Rights; Dividends; Etc.  (a)  Except as set forth in clause (b):

(i)                                     Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral owned by such Grantor or any part thereof for any purpose; provided that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral.

(ii)                                  Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral owned by such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Parity Lien Documents.

(iii)                               The Collateral Trustee will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)                                 Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default that has not been waived:

(i)                                     All rights of each Grantor:

(A)                               to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11(a)(i) shall, upon notice to such Grantor by the Collateral Trustee, cease and

(B)                               to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii)                                  All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 11(b), subject to the Intercreditor Agreement, shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary indorsement).

(iii)                               The Collateral Trustee shall be authorized to send to each Securities Intermediary as defined in and under any Securities Account Control Agreement a Notice of Exclusive Control as defined in and under such Securities Account Control Agreement.

Section 12.                                    Additional Shares.  Each Grantor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any additional equity interests or other securities of each issuer of the Pledged Equity to the extent constituting Collateral.

Section 13.                                    Collateral Trustee Appointed Attorney-in-Fact.  Each Grantor irrevocably appoints the Collateral Trustee such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Trustee’s discretion, to take any action and to execute any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, subject to the Intercreditor Agreement:

(a)                                 to obtain and adjust insurance required to be paid to the Collateral Trustee pursuant to Section 3.4 of the Collateral Trust Agreement.

(b)                                 to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c)                                  to receive, indorse and collect any drafts or other instruments, documents and Chattel Paper, in connection with clause (a) or (b) above, and

(d)                                 to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral.

Section 14.                                    Collateral Trustee May Perform.  If any Grantor fails to perform any agreement contained herein, the Collateral Trustee may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by such Grantor in accordance with Section 7.8 of the Collateral Trust Agreement.

Section 15.                                    The Collateral Trustee’s Duties.  (a)  The powers conferred on the Collateral Trustee hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)                                 Anything contained herein to the contrary notwithstanding, the Collateral Trustee may from time to time, when the Collateral Trustee deems it to be necessary or desirable, appoint one or more subagents for the Collateral Trustee hereunder with respect to all or any part of the Collateral. If the Collateral Trustee so appoints any such subagent with respect to any Collateral:

(i)                                     the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such subagent, in addition to the Collateral Trustee, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor,

(ii)                                  such subagent shall automatically be vested, in addition to the Collateral Trustee, with all rights, powers, privileges, interests and remedies of the Collateral Trustee hereunder with respect to such Collateral, and

(iii)                               the term “Collateral Trustee,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Trustee with respect to such Collateral, shall include such subagent;

provided that no such subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Trustee.

(c)                                  The Collateral Trustee shall be entitled to rely upon the instructions of the Required Parity Lien Debtholders in requiring or requesting the performance of certain actions or the delivery of certain information to be delivered at the request of, or to the extent required by, the Collateral Trustee hereunder.  The Collateral Trustee shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d)                                 In addition to the rights of the Collateral Trustee hereunder, the Collateral Trustee shall have the rights, protections and immunities given to it as Collateral Trustee under the Indenture and the Collateral Trust Agreement, and such are incorporated by reference herein, mutatis mutandis.

Section 16.                                    Remedies.  Subject to the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing:

(a)                                 The Collateral Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

(i)                                     require each Grantor to, and each Grantor will at its expense and upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place and time to be designated by the Collateral Trustee that is reasonably convenient to both parties;

(ii)                                  without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable;

(iii)                               occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and

(iv)                              exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including:

(A)                               any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables, the Related Contracts and the other Collateral,

(B)                               withdraw, or cause or direct the withdrawal, of all funds with respect to the Deposit Accounts or Securities Accounts, and

(C)                               exercise all other rights and remedies with respect to the Receivables, the Related Contracts and the other Collateral, including those set forth in Section 9-607 of the UCC.

To the extent that notice of sale shall be required by law, at least 10 days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 Any cash held by or on behalf of the Collateral Trustee and all cash proceeds received by or on behalf of the Collateral Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Trustee, be held by the Collateral Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Trustee pursuant to Section 7.8 of the Collateral Trust Agreement) in whole or in part by the Collateral Trustee for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in accordance with Section 3.4 of the Collateral Trust Agreement.

(c)                                  The Collateral Trustee may, without notice to any Grantor, except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Deposit Accounts and Securities Accounts or in any other deposit account or securities account.

(d)                                 In the event of any sale or other disposition of any of the intellectual property of any Grantor, the goodwill symbolized by any trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Trustee or its designee such Grantor’s know-how and expertise, and documents and things relating to any intellectual property subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such intellectual property and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

(e)                                  The Grantors recognize that the Collateral Trustee may deem it impracticable to effect a public sale of all or any part of the Security Collateral and that the Collateral Trustee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Grantors acknowledge that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agree that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Trustee shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. Any offer to sell such securities that has been:

(i)                                     publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under such Securities Act), or

(ii)                                  made privately in the manner described above to not less than 15 bona-fide offerees, shall be deemed to involve a “public disposition” for the purposes of Section 9.610(c) of the UCC (or any successor or similar, applicable statutory provision), notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Collateral Trustee or any other Secured Party may, in such event, bid for the purchase of such securities.

Section 17.                                    Subordination of Liens.  Each Grantor confirms that:  (a)  any and all Liens securing debts, liabilities and other Obligations owed to such Grantor by any other Grantor (“Subordinated Liens”) shall be subordinate to any and all Liens under the Security Documents securing the Secured Obligations (“Senior Liens”) as if the Senior Liens were created, filed, recorded and otherwise perfected prior in time to the creation, filing, recording and other perfection of the Subordinated Liens, and

(b)                                 by reason of this Agreement, the Collateral Trustee, for the benefit of the Secured Parties, has a perfected, second-priority Lien on each Subordinated Lien and the right, to the exclusion of any Grantor, to enforce, exercise remedies, grant waivers, release and take any and all other actions with respect to such Subordinated Lien.

Section 18.                                    Amendments; Waivers; Additional Grantors; Etc.  (a)  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom shall in any event be effective unless the same shall be entered into in accordance with Article 9 of the Indenture and Section 7.1 of the Collateral Trust Agreement. No failure on the part of the Collateral Trustee or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b)                                 Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”):

(i)                                     such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Parity Lien Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Parity Lien Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and

(ii)                                  the supplemental Schedules attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement the respective Schedule hereto, and the Collateral Trustee may attach such supplemental Schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

Section 19.                                    Notices, Etc.  All notices and other communications provided for hereunder shall be delivered in the manner provided in the Collateral Trust Agreement, in the case of the Company or the Collateral Trustee, addressed to it at its address specified in Section 7.6 of the Collateral Trust Agreement and, in the case of each Grantor other than the Company, addressed to it at the address of the Company or the address set forth on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be effective when and as provided in the Collateral Trust Agreement. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

Section 20.                                    Continuing Security Interest; Assignments under the Indenture and the Collateral Trust Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall:

(a)                                 remain in full force and effect until the payment in full of all Secured Obligations,

(b)                                 be binding upon each Grantor, its successors and assigns and

(c)                                  inure, together with the rights and remedies of the Collateral Trustee hereunder and under the Collateral Trust Agreement, to the benefit of the Secured Parties and their respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Collateral Trust Agreement or the other applicable Parity Lien Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in the Collateral Trust Agreement or the applicable Parity Lien Documents.

Section 21.                                    Release.  (a)  The Collateral shall be released from the Lien and security interest created by this Agreement, all without delivery of any instrument or performance of any act by any party, at any time or from time to time in accordance with the provisions of Section 13.06 of the Indenture and Section 4.1 of the Collateral Trust Agreement.  Upon such release, all rights in the Collateral so released shall revert to the Grantors.

(b)                                 Upon any release of Collateral as provided in this Section 21, the Collateral Trustee will, at the expense of the applicable Grantor, execute and deliver to such Grantor such documents as it shall reasonably request to evidence the release of such Collateral, as the case may be.

Section 22.                                    Terms Generally; References and Titles.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Unless the context requires otherwise:

(a)                                 any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

(b)                                 any reference herein to any Person shall be construed to include such Person’s successors and assigns;

(c)                                  the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d)                                 all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement;

(e)                                  any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; and

(f)                                   the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

References to any document, instrument, or agreement shall include:

(i)                                     all exhibits, schedules, and other attachments thereto, and

(ii)                                  shall include all documents, instruments, or agreements issued or executed in replacement thereof.

Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of such subdivision and shall be disregarded in construing the language contained in such subdivisions. The phrases “this section,” “this clause” and “this subsection” and similar phrases refer only to the sections, clauses or subsections hereof in which such phrases occur. The word “or” is not exclusive.  Accounting terms have the meanings assigned to them by GAAP, as applied by the accounting entity to which they refer. References to “days” shall mean calendar days, unless the term “Business Day” is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns.

Section 23.                                    Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 24.                                    Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 25.                                    Consent to Jurisdiction.  All judicial proceedings brought against any party hereto arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, each party hereto irrevocably:

(a)                                 submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction;

(b)                                 waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 25, and waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;

(c)                                  agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.6 of the Collateral Trust Agreement;

(d)                                 agrees that service as provided in paragraph (c) of this Section 25 is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(e)                                  agrees each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

Section 26.                                    Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER PARITY LIEN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE INTENTS AND PURPOSES OF THE OTHER PARITY LIEN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER PARITY LIEN DOCUMENTS, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HERETO HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY HERETO WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 26 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF OR TO THIS AGREEMENT OR ANY OF THE OTHER PARITY LIEN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 27.                                    Intercreditor Agreement .

(a)                                 Notwithstanding anything to the contrary, (i) the liens and security interests granted to the Collateral Trustee hereunder are expressly subject to the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Trustee (and the other Secured Parties) hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern.

(b)                                 Without limiting the generality of the foregoing clause (a) and subject to the provisions of the Intercreditor Agreement, with respect to the Collateral, any obligation of any Grantor hereunder or under any other Parity Lien Document with respect to the delivery or control of any Collateral, the provisions of voting rights, the turning over of proceeds to the Collateral Trustee or the obtaining of any consent of any Person, in each case in connection with any Collateral shall, until the Discharge of Priority Lien Obligations, be deemed to be satisfied if such Grantor complies with the requirements of the similar provision of the applicable Priority Lien Document, including, for avoidance of doubt, by delivering any possessory Collateral or granting control over any Collateral to the Priority

Lien Representative. Notwithstanding anything in this Agreement to the contrary, for purposes of any representation in this Agreement, delivery of Collateral to, or the granting of control over Collateral to, the Priority Lien Representative shall be deemed to include delivery of Collateral to, or the granting of control over Collateral to, the Collateral Trustee.

(c)           Notwithstanding anything herein to the contrary, any request, decision or determination made, or documents or other items deemed satisfactory, desirable,  necessary, appropriate or advisable, by the Priority Lien Representative with respect to the equivalent section under the Priority Lien Documents, shall be deemed to have been made, or deemed satisfactory, desirable, necessary, appropriate or advisable by the Collateral Trustee.

(d)           Notwithstanding anything to the contrary contained herein, prior to the Discharge of Priority Lien Obligations no Grantor shall be required to take any actions other than the filing of UCC financing statements unless it is so required to take such action under the Priority Lien Documents.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

SANDRIDGE ENERGY INC.

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Executive Vice President and Chief Financial Officer

SANDRIDGE OPERATING COMPANY
INTEGRA ENERGY, L.L.C.
SANDRIDGE HOLDINGS, INC.
SANDRIDGE GATHERING LLC
SANDRIDGE EXPLORATION AND PRODUCTION, LLC
SANDRIDGE MIDSTREAM, INC.

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Executive Vice President and Chief Financial Officer

Signature Page
Security Agreement

Schedule I to the Security Agreement

LOCATION, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

Grantor	Location	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.
SandRidge Energy, Inc.	123 Robert S. Kerr Avenue, Oklahoma City, OK 73102	Corporation	Delaware	20-8084793
SandRidge Operating Company	123 Robert S. Kerr Avenue, Oklahoma City, OK 73102	Corporation	Texas	75-2541245
Integra Energy, L.L.C.	123 Robert S. Kerr Avenue, Oklahoma City, OK 73102	Limited Liability Company	Texas	75-2887527
SandRidge Holdings, Inc.	123 Robert S. Kerr Avenue, Oklahoma City, OK 73102	Corporation	Delaware	20-5878401
SandRidge Gathering LLC	123 Robert S. Kerr Avenue, Oklahoma City, OK 73102	Limited Liability Company	Delaware	5610465
SandRidge Exploration and Production, LLC	123 Robert S. Kerr Avenue, Oklahoma City, OK 73102	Limited Liability Company	Delaware	87-0776535
SandRidge Midstream, Inc.	123 Robert S. Kerr Avenue, Oklahoma City, OK 73102	Corporation	Texas	75-2541148

CHANGES IN NAME, LOCATION, CHIEF EXECUTIVE OFFICE, PLACE WHERE IT MAINTAINS AGREEMENTS, TYPE OF ORGANIZATION, JURISDICTION OR ORGANIZATIONAL IDENTIFICATION NUMBER IN LAST FIVE YEARS

Grantor	Changes
SandRidge Energy, Inc.	None
SandRidge Operating Company	None
Integra Energy, L.L.C.	None
SandRidge Holdings, Inc.	None
SandRidge Gathering LLC	Entity formed in September 2014
SandRidge Exploration and Production, LLC	None
SandRidge Midstream, Inc.	None

Schedule I - 1

Schedule II to the Security Agreement

PLEDGED EQUITY

Grantor	Issuer	Class of Equity	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
SandRidge Energy, Inc.	Black Bayou Exploration, L.L.C.	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	Cornhusker Energy, L.L.C.	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	FAE Holdings 389322R, LLC	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	Lariat Services, Inc.	Common Stock	1	100,000	100%
SandRidge Energy, Inc.	MidContinent Resources, LLC	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	Mistmada Oil Company, Inc.	Common Stock	1	1,000	100%
SandRidge Energy, Inc.	Sabino Exploration, LLC	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	SandRidge CO2, LLC (f/k/a PSCO2, LLC; f/k/a PSCO2, L.P.)	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	SandRidge Holdings, Inc.	Common Stock	1	100	100%
SandRidge Energy, Inc.	SandRidge Midstream, Inc. (f/k/a ROC Gas Company; f/k/a Riata Operating Company)	Common Stock	1	100,000	100%
SandRidge Energy, Inc.	SandRidge Operating Company (f/k/a Alsate Management and Investment Company; f/k/a Alsate Exploration, Inc.)	Common Stock	1	100,000	100%
SandRidge Energy, Inc.	SandRidge Realty, LLC (f/k/a KMSD, L.L.C.)	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	Sierra Madera CO2 Pipeline, LLC (f/k/a Sierra Madera CO2 Pipeline, Ltd.)	Membership Interests	n/a	n/a	100%
SandRidge Energy, Inc.	WTO Gas Gathering Company, LLC	Membership Interests	n/a	n/a	100%
Integra Energy, L.L.C. (f/k/a Riata Energy South Africa,	Cholla Pipeline, L.P.	Limited Partnership	n/a	n/a	36.1427%

Schedule II - 1

Grantor	Issuer	Class of Equity	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
L.L.C.)		Interests
SandRidge Holdings, Inc.	SandRidge Exploration and Production, LLC (f/k/a NEG Operating LLC)	Membership Interests	n/a	n/a	100%
SandRidge Exploration and Production, LLC (f/k/a NEG Operating LLC)	CEBA Midstream, LP	Limited Partnership Interests	n/a	n/a	99%
SandRidge Exploration and Production, LLC (f/k/a NEG Operating LLC)	Integra Energy, L.L.C. (f/k/a Riata Energy South Africa, L.L.C.)	Membership Interests	n/a	n/a	100%
SandRidge Exploration and Production, LLC (f/k/a NEG Operating LLC)	SandRidge Gathering LLC	Membership Interests	n/a	n/a	100%
SandRidge Exploration and Production, LLC (f/k/a NEG Operating LLC)	SandRidge Midcon Midstream GP, LLC	Membership Interests	n/a	n/a	100%
SandRidge Midstream, Inc. (f/k/a ROC Gas Company; f/k/a Riata Operating Company)	Cholla Pipeline, L.P.	Limited Partnership Interests	n/a	n/a	62.5716%
SandRidge Midstream, Inc. (f/k/a ROC Gas Company; f/k/a Riata Operating Company)	Sagebrush Pipeline, LLC	Membership Interests	n/a	n/a	73.80881%

Schedule II - 2

Exhibit A to the Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

U.S. BANK NATIONAL ASSOCIATION

as the Collateral Trustee for the Secured Parties

Corporate Trust Services

EX-TX-WSFH

5555 San Felipe Street, 11th Floor

Houston, Texas 77056

SandRidge Energy Inc.

Ladies and Gentlemen:

Reference is made to the Security Agreement dated as of June 10, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Trustee for the Secured Parties. Terms used herein and not otherwise defined herein are used herein as defined in the Security Agreement.

SECTION 1.         Grant of Security.  The undersigned hereby grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including the property and assets of the undersigned set forth on the attached supplemental Schedules to the Schedules to the Security Agreement.

SECTION 2.         Security for Obligations.  The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations that are now or hereafter existing under or in respect of the Parity Lien Documents and all Secured Obligations that are now or hereafter existing, in each case whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.         Supplements to Security Agreement Schedules.  The undersigned has attached hereto supplemental Schedules to the respective Schedules to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.

SECTION 4. Representations and Warranties.  The undersigned makes as of the date hereof each representation and warranty set forth in Section 6 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.

SECTION 5.         Obligations Under the Security Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

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SECTION 6.         Governing Law.  This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

Address for notices:

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